                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2003

                        SkillSoft Public Limited Company
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Republic of Ireland           0-25674                  None
--------------------------------------------------------------------------------
  (State or other juris-        (Commission            (IRS Employer
 diction of incorporation      File Number)         Identification No.)


            107 Northeastern Boulevard
               Nashua, New Hampshire                                03062
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (603) 324-3000


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

      On May 22, 2003, SkillSoft Public Limited Company announced its financial results for the fiscal year ended January 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2003             SKILLSOFT PUBLIC LIMITED COMPANY


                                By: /s/ Charles E. Moran
                                   --------------------------------------
                                    Charles E. Moran
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99.1               Press release dated May 22, 2003